Stockholders' Equity (Deficit)	6 Months Ended	12 Months Ended
	Jun. 30, 2017	Dec. 31, 2016
Equity [Abstract]
Stockholders' Deficit

NOTE 6 - STOCKHOLDERS’ EQUITY (DEFICIT)

The Company is authorized to issue 100,000,000 shares of common stock and 20,000,000 shares of preferred stock. As of June 30, 2017, 3,500,000 shares of common stock and no preferred stock were issued and outstanding.

On February 16, 2017, Company consummated a private placement of 472,491 restricted shares of its common stock to seven accredited investors at a purchase price of $0.45 per share for a total purchase price of $212,621. The Company is in the process of obtaining a transfer agent to issue the shares. As of the date of filing, these shares have not been issued and, and the proceeds of the private placement have been recorded as a subscription payable on the balance sheet.

NOTE 4 - STOCKHOLDERS’ DEFICIT

The Company is authorized to issue 100,000,000 shares of common stock and 20,000,000 shares of preferred stock. As of December 31, 2016, 3,500,000 shares of common stock and no preferred stock were issued and outstanding.

On January 22, 2015, the Company issued 20,000,000 founders common stock to two directors and officers. On September 15, 2015, the Company redeemed and cancelled 19,500,000 of the then outstanding 20,000,000 shares.

On September 16, 2015, the Company issued 3,000,000 shares to David Boulette (CEO) as part of the change in control of the Company.

During the period ending December 31, 2016, the Sole Officer paid for Company operating expenses as a capital contribution in the amount of $51,051, which has been recorded as additional paid-in capital.